UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 23, 2015

KNIGHT TRANSPORTATION, INC.
(Exact name or registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20002 North 19th Avenue, Phoenix, AZ		85043
(Address of Principal Executive Offices)		(Zip Code)

(602) 269-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 23, 2015, the Compensation Committee of the Board of Directors of Knight Transportation, Inc. (the “Company”) approved a $125,000 discretionary cash bonus payable to Mr. Kevin Knight, Executive Chair, under the Company’s Discretionary Cash Bonus Program, which allows the Compensation Committee to make awards for achievements in leadership, initiative, innovation, and other non-objective performance indicia.  This bonus was awarded in recognition of Mr. Knight’s leadership and initiative in succession planning, transition of reporting responsibilities, and mentoring Mr. David A. Jackson for assuming the position of Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: February 27, 2015	By:	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer